UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2023

Data443 Risk Mitigation, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30542	86-0914051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4000 Sancar Drive, Suite 400 Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (19) 858-6542

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On May 11, 2023, Data443 Risk Mitigation, Inc. (the “Company”) entered into an agreement to purchase certain assets (the “Purchase Agreement”) with the Appointed Receiver (the “Receiver”) for the Assets of Cyren Ltd. (“Cyren”). Pursuant to the Purchase Agreement, the Receiver sold, transferred, assigned, conveyed and delivered to the Company, and the Company purchased from the Receiver, all right, title, and interest in and to certain assets of Cyren, as further described in the Purchase Agreement (the “Assets”). In exchange for the Assets, the Company will pay (i) $500,000 payable in cash, (ii) shares of the Company’s common stock equivalent to $2,000,000 and (iii) $1,000,000 in the form of an earn out payment, as further described in the Purchase Agreement.

The Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in their entirety by the contents of the Purchase Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is incorporated by reference in this Item 2.01.

Item 8.01 Other Events.

On May 15, 2023, the Company issued a press release announcing its entry into the Purchase Agreement and the transaction contemplated thereby. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed with respect to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed with respect to Item 2.01.

(d) Exhibits

Exhibit No.	Description

10.1*	Form of Purchase Agreement
99.1	Press Release, dated May 15, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Portions of this exhibit have been redacted in compliance with Item 601(b)(10) of Regulation S-K. Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA443 RISK MITIGATION, INC.

May 15, 2023	By:	/s/ Jason Remillard
	Name:	Jason Remillard
	Title:	Chief Executive Officer

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